UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

Central Hudson Gas & Electric Corporation

(Exact name of registrant as specified in its charter)

NEW YORK	1-3268	14-0555980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue, Poughkeepsie, New York	12601-4839
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 452-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

1. Announcement of Regulatory Filing By Central Hudson Gas & Electric Corporation (Central Hudson). On July 31, 2009, Central Hudson issued a press release announcing its filing of a petition with the New York State Public Service Commission which, if approved, would increase the rates Central Hudson charges to deliver electricity and natural gas to customers in its service territory. A copy of the press release, to which reference is made, is attached as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99	Press release dated July 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL HUDSON GAS & ELECTRIC CORPORATION
(Registrant)

	By:	/s/Kimberly J. Wright
KIMBERLY J. WRIGHT
Controller

Dated: July 31, 2009

Exhibit Index

Exhibit No. Regulation S-K Item 601
Designation	Exhibit Description

99	Press release dated July 31, 2009.